Broadview NETWORKS®

Beyond Service. Beyond Software. Beyond Solutions.

July 2012 Company Presentation © 2012 Broadview Networks Holdings, Inc. Exhibit 99.3

© 2012 Broadview Networks Holdings, Inc.
This presentation may contain forward-looking statements, including statements regarding, among other items, the Company’s expected financial position, business, risk factors and financing plans. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “estimates,” or
“anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements are subject to a number of uncertainties and risks, many of which are outside of
Broadview’s control that could cause actual results to differ materially from such statements.
Some of these risks can be found in Broadview's Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission.
Adjusted EBITDA, Free Cash Flow and other financial measures as presented herein are not necessarily comparable with those of other companies. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation and retention costs, costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives. Adjusted
EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is a non-
GAAP financial measure used by our management, together with financial measures prepared in accordance with GAAP such as net loss, income from operations and revenues, to assess our historical and prospective operating performance.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as of a result of new information, future events or otherwise.
Safe Harbor Statement

Executive	Title	Broadview Tenure	Industry Tenure	Prior Experience
Mike Robinson	President & Chief Executive Officer	7 Years	28 Years	US LEC Alcatel Windward International/Siecor Corp.
Brian Crotty	Chief Operating Officer	11 Years	19 Years	CoreComm USN Communications CEI Communications
Corey Rinker	Chief Financial Officer, Treasurer, Assistant Secretary	11 Years	13 Years	The Intellisource Group Deloitte & Touche Ernst & Young
TJ Anderson	Executive Vice President, Corporate Development	16 Years	21 Years	Chemical Bank Co-Founder of Broadview
Charles Hunter	Executive Vice President, General Counsel, Secretary	9 Years	29 Years	Hunter Communications Law Group Gardner, Carton, and Douglas Herron, Burchette, Ruckert, and Rothwell
Ken Shulman	Chief Technology Officer, Chief Information Officer	12 Years	35 Years	AT&T Teleport Communications Group MCI International Bell Labs

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc. Management Team 2

© 2012 Broadview Networks Holdings, Inc.
Broadview Highlights
Leading Provider of Next-Generation Communications Solutions
IP T-1 and Cloud based products represented 79% of new retail sales in 1Q 2012
Cloud communications represented 14% of Retail Revenue and 34% of new sales in 1Q 2012
State-of-the-Art Network Infrastructure
Advanced, IP / MPLS network and over 3 years of experience deploying Ethernet-over-Copper
3,000 fiber route miles, 3 data centers, 260 colocations
Large & Diversified Customer Base
Approximately 36K SMB customers with a significant opportunity to sell into the base
86% of retail revenue is from customers with greater than $500 MRR
Target market represents the largest concentration of communications spending in the U.S.
Strong and Improving Key Operating Metrics
Steadily increasing revenue per customer
Churn rates are at pre-recession levels
Increasing Profitability Margins and FCF
350 basis point improvement in adjusted EBITDA margin in past 3 years
~18% EBITDA margins
~10% FCF margins

© 2012 Broadview Networks Holdings, Inc.
Broadview Highlights (Cont’d)
Transformation from POTS to T-1 to VoIP with Higher Margins
60% of retail revenue from T-1 / IP based products today
Transition funded by FCF from legacy POTS
Investment in Hosted IP Services and Feature Development
Acquired source code and intellectual property for our Hosted IP platform
Hosted IP growing at 30% per year
On track to be a $50 million annual revenue business in 2012
Single OSS
Fully integrated five acquisitions
Continued investment in customer portals, mobility applications for customers and employees
Fully integrated databases that provide for a fast, straight-forward integration
Experienced Management
Senior management has an average of 24 years of industry expertise

© 2012 Broadview Networks Holdings, Inc. Company Overview 5 * * * * * * * *

© 2012 Broadview Networks Holdings, Inc.
Regional Focus With National Coverage
Boston
Washington, D.C.
New York
Philadelphia
Strong local presence with strategic regional sales offices
Significant addressable market for telecommunications and data services in our Northeast footprint, before cloud opportunity
Strong, existing customer relationships
Cloud-based services and MPLS network allow us to extend our reach
Able to increase revenue per customer through up-selling new cloud-based products and services to new and existing customers
Requires less local presence allowing nationwide expansion without significant capital investment
Quality of service supported through MPLS network
Large, Untapped Opportunity
Ability to address out-of-region multi-location customers through OfficeSuite
®
and other cloud-based
services
Cloud Services Available Nationwide Dense Northeast & Mid-Atlantic Footprint
Regional Player with Cloud Services to Address Customers Nationwide

Broadview Networks
Buffalo
Syracuse
Albany
Boston
Providence
Hartford
Rye Brook
New York
Pittsburgh
Harrisburg
Philadelphia
Baltimore
Washington D.C.
Headquarters
POP
Intra-City Fiber
NOC
MPLS, Switch and Data Collocation
MPLS and Switch

State of New York — Commendation for High Quality Service

WINNER STEVIES 2011 FOR SALES & CUSTOMER SERVICE

CRAIN'S NEW YORK BUSINESS 54TH LARGEST PRIVATELY HELD COMPANY BASED IN NEW YORK 2011

Broadview Networks

© 2012 Broadview Networks Holdings, Inc.
Broadview At A Glance
Customers & Market
Total Business Customers 36K
Average Revenue per Customer $692
Network
Retail Access Line Equivalents 601K
Retail T-1 Circuits 25K
Colocation Sites ~260
Ethernet-over-Copper Equipped Colos (EoC) 38%
Fiber Route Miles ~3,000
Employees as of 3/31/12
Total Employees 850
Quota-Bearing Sales Reps (all Channels) 150
Agent Channel Partners
~
300
Company Stats
Commendation for
High Quality
Service from the
State of New York
Superior Customer Service & Quality
Stevie Award for
Innovation in Customer
Service at the 2011
American Business
Awards

Recognized by Crain’s
as the 54 Largest
Private Company in
the New York area
th
*

Objective
Objective
Objective
bridgecom
InfoHighway communications
natural convergence
Clearly. Simply. Better
Broadview NETWORKS
atx COMMUNICATIONS
LightWave communications
Objective
Objective

© 2012 Broadview Networks Holdings, Inc.
Successful Integration Track Record
2005
Allow Broadview
to control the
developmental
roadmap to key
technology
Enhance scale,
diversify product
portfolio, expand
fiber network
Create merger of
equals with a new,
T-based strategy,
scale and
operational
efficiencies
2008 2007 2006 2009
Improve product
offerings and
strengthen and increase
market footprint
Strengthen presence in
existing market, expand
next-gen product
portfolio

Revenue by Segment – Q1 2012

Carrier, 4%
Other, 2%
Wholesale, 6%
Retail Voice & Data, 88%

Retail Revenue by Product Type – Q1 2012 (1)

Cloud-based Products, 14%
All Other Traditional Products, 25%
T-1 Based Products, 46%
Traditional Voice Attached to a T-1, 15%
75%

© 2012 Broadview Networks Holdings, Inc.
Diversified Product & Customer Base
Approximately 36K SMB customers
Diverse customer base and low revenue concentration risk
(1) Percent based on Retail Voice & Data revenue.
Focused on Serving Customers with High Capacity, IP-based Products
75% of Retail Revenue Associated with T-1, cloud- and IP-based Accounts

Circa 2006	Today (1) (2)

Retail Revenue Mix

Data, 12%
Voice, 88%

Cloud, 14%
Data, 26%
Voice, 60%

Network Mix (3)

T-1 & IP-based, 33%
Traditional Voice, 67%

EoC 8%
Traditional Voice / Data not attached to T-1 20%
Standard T-1 & IP-based 54%
Traditional Voice Attached to T-1 18%
80%

© 2012 Broadview Networks Holdings, Inc.
Broadview’s Business Evolution
(1) For the quarter ended March 31, 2012.
(2) Voice includes allocated portion of  integrated access
(3) Retail access line equivalents.

$10,000 - $25,000, 4%
> $25,000, 2%
$5,000 - $10,000, 6%
$1,000 - $5,000, 28%
$0 - $500, 41%
$500 - $1,000, 18%

59%

> $25,000, 9%
$10,000 - $25,000, 11%
$0 - $500, 14%
$500 - $1,000, 17%
$5,000 - $10,000, 11%
$1,000 - $5,000, 38%

86%

© 2012 Broadview Networks Holdings, Inc.
(1) Broadview standalone 2006.
(2) Broadview March 2012 Billing Database.
Beginning in 2005, the Company shifted its go-to-market strategy to focus on T-1, cloud- and IP-based products and services
86% of Broadview’s retail revenue is generated by customers spending more than
$500 monthly versus 59% in 2006
Growing Revenues From Larger Customers
Present
(2)
Retail Revenue By Customer Size
2006
(1)

New Retail Sales (Q1 2012)

Traditional Voice & Data Products, 21%
T-1 & IP-Based Products, 79%
Cloud-based services ~34%

Average Revenue per Business Customer (Retail)

CAGR: 11%
$800
$700
$600
$500
$400
$300
$504
$526
$542
$553
$570
$598
$606
$610
$626
$642
$656
$674
$692
Mar '09
Jun '09
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11
Jun '11
Sept '11
Dec' 11
Mar '12

Q1 2012 Revenue Loss By Account Size (1)

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.93%
1.97%
1.76%
1.59%
0.90%
0.79%
Total Revenue Loss: 1.89%
$0 - $500
$500 - $1,000
$1,000 - $5,000
$5,000 - $10,000
$10,000 - $25,000
> $25,000
Account Size

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc.
Steady Growth In Revenue Per Customer
Today, T-1, IP-based and cloud-based products
make up approximately 79% of new sales
This has resulted in higher average MRRs
Overall revenue loss is below 2%
(1)
86% of current customer base is over
$500 in MRR with significantly lower
revenue loss characteristics
Focus on Next-Gen Products and Services
(1) Quarterly average of monthly revenue loss.  Broadview’s calculation of revenue loss is a comprehensive metric and may not be comparable to revenue loss or churn metrics reported by other companies in the industry.

© 2012 Broadview Networks Holdings, Inc.
Focused Sales Strategy
Direct sales: 63% of new sales
Dedicated teams focused on new customer acquisition,
upselling, renewals and customer retention
Sales to new customers average >$900
Sales to existing customers represents 40%+ of new
sales
Agent sales: 24% of new sales
Approximately 300 agents
Primary go-to-market for cloud-based services
nationwide
Awarded “Top 50 Channel Program” by PHONE+
Magazine’s Indirect Sales Channel Partners
Wholesale sales: 13% of new sales
Sells our core products and services including MPLS,
POTS, T’s, data colocation to other carriers throughout
our footprint
2012 Channel Expansion
Distribution Partners and Web Marketing
Total LTM New Sales by Channel
(1)
Targeting Mid-sized SMB, Single and Multi-location Companies
(1) Last Twelve Months (LTM) as of March 31, 2012.
150 Quota-bearing sales reps across all channels

© 2012 Broadview Networks Holdings, Inc.
Web Marketing
14
Development of new sales channel
OfficeSuite, Hosted IP-focused initially
Paid search used to drive site traffic
Multiple calls to action & conversion types
Multiple web forms
Toll Free number
Chat
Inside sales team staffed to respond to inquiries & to follow-
up on past inquires/proposals
Started by testing existing website - then built totally new site with improved call to action and appearance

Business IT Spend Breakdown

Utilities, Power, IT Floorspace & Other 4%
Carriers & Network Infrastructure 11%
Personnel 47%
Application Software, Security & Business Continuity 20%
Computers, Servers, Storage & Peripherals 18%
53%

© 2012 Broadview Networks Holdings, Inc.
Leveraging Our Customer Base
Increasing Walletshare Through New Cloud-based Products and Services
Technology Enabling Us to Target Additional Customer Spend
Approximately 36K existing
business customers
A trusted provider of mission
critical network services (voice
and data)
Over 5 years experience
providing cloud-based
solutions with OfficeSuite
®
New cloud-based technologies
allowing us to address greater
walletshare of IT spend
Source: Computer Economics, IT Spending and Staffing Benchmarks 2010/2011.

Broadview Networks
OfficeSuite™ Platform
Switch
Mobile Phone
Internet
Teleworker
Mobile Pro
Branch Office

TOP 10 SERVICE PROVIDER
INFONETICS RESEARCH
2009 | 2010 | 2011

NGN LEADERSHIP AWARD 2011

Microsoft SharePoint Server

Microsoft Office 2010

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc.
Cloud-based Products Overview
OfficeSuite ® Cloud-based Communication System
• Full featured cloud-based VoIP communications
systems
• IP “Quadruple” play - voice, data, managed services
and hardware
• Enterprise grade quality and features
• Broadview owns underlying intellectual property
• One of the largest hosted VoIP providers in the U.S.
communications industry
Hosted E-mail Including Enterprise And
Microsoft Exchange
Blended solutions for cost-efficiency without
sacrificing quality
Hosted Microsoft SharePoint
A collaboration tool that creates a secure intranet
site to improve productivity
Hosted Office Anywhere – Virtual Desktop
Seamlessly access and store Microsoft Office and
business application data
Hosted Business Applications
Support for all your business applications in a
secure SAS 70 Type II certified data center
Complete Backup And Recovery
A network-based solution that allows you to
quickly restore files on-demand
Virtualized And Dedicated Servers
Secure, redundant and scalable server options
with a 99.99% SLA guaranteed uptime
Cloud Computing Product Suite
Awards & Recognition

Annual Revenue $ Millions
$40
$35
$30
$25
$20
$15
30% CAGR
2009
2010
2011

Annual Revenue $ Billions
$29
$30
$25
$20
$15
$10
$5
$0
18% CAGR
2010
2012
2014

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc.
Capitalizing On Market Growth In Cloud-based Services
Broadview is Well-Positioned to Capture Meaningful Market Share Having Been in
the Cloud Services Market for 5 Years
U.S. Cloud Services Market
Source: IDC. Worldwide and Regional Public  IT Cloud Services; June 2010.
Cloud Communications and Other Cloud-based Revenue
Broadview Results to Date Industry Opportunity

© 2012 Broadview Networks Holdings, Inc. OfficeSuite Overview 18 * * * * * * * *

© 2012 Broadview Networks Holdings, Inc.
Award-Winning OfficeSuite®
19
PHONE SYSTEM
WITH FEATURES
HIGH-SPEED
INTERNET ACCESS
UNLIMITED LOCAL AND
LONG DISTANCE CALLS
+
SECURE MULTI-SITE
DATA NETWORKING
UPDATES MADE
ONLINE
INTEGRATED CALL
CENTER TOOLS (ACD)
+
+
+
OfficeSuite ®
Complete Cloud-Based IP Phone System
OfficeSuite ®
Improves Flexibility
Increases Productivity
Avoid Disasters
Control Costs
Designed from the ground up
with the end-user in mind.

© 2012 Broadview Networks Holdings, Inc.
OfficeSuite® Is Easy to Sell
20
Easy to Sell
• Simple ordering process
• No engineering needed
• Feature complete
• Regular upgrades and enhancements
Easy to Get Customers Started
• Set up new accounts online and in minutes
• “Plug and Play” phones for easy/self-install
• Training materials including videos available
Easy to Buy
• How many phones, lines and what options?
• No IT or special degree required
• No maintenance contract or hidden fees
• Engineers available for special needs

© 2012 Broadview Networks Holdings, Inc.
OfficeSuite® Is Easy For Customers!
21
Easy for Employee End Users
• Very accessible features – lots of buttons
• Get calls and messages everywhere
• Extends to any phone, even cell and home phones
• Control their own preferences online (if allowed)
Easy for Customer Administrators
• 3 mouse clicks to make updates
• Users self-manage their own preferences
• Basic and advanced features included
• Scales without a forklift
• Native support for multiple locations and remote employees
Point and Click!
• Anyone can Learn
• System email Welcomes new employees with
• User Name and Password
• Links to the OfficeSuite Portal
• Quick Tips
• How to Videos

My Phone
https://officesuite9.broadviewnet.net/webadmin/MyPhone.do
Broadview NETWORKS
OfficeSuite™
John Doe 1234
Home | Help | Contact Support | Logout
My Settings
My Personal Details
My Phone
My Call Coverage
My Voice Mail
My Call Groups
Company Directories
Internal Directory
External Directory
Company Settings
Users and Locations
Profiles
External Directory / Speed Dials
Auto Attendant
Incoming Call Routing
Business Details
Call Groups
Phone Inventory
ACD Applications
My Phone
Use this page to configure the memory keys on your phone w features you use the most. Select the features you would like associated with the memory keys on your phone, or do nothin the pre-assigned defaults.
Fields highlighted in blue indicate custom key mapping. Field highlighted in grey indicate locked key mappings.
Phone Model:
*Mitel 5340 IP Phone
Current Key Profile:
Test Park and Page Profile
Page 1
Page 2
Page 3
Jose
Kevin
Park/Retrieve
Brent
Page
Conference Call
Charlie
Transfer/Conference
Kristen
Twinning
Brent
Forward to Voicemail
Dawn Cell
Line
Home
Line
Print Key Labels
Home | Help | Contact Support | Logout
Copyright
Edit Programmable Keys - Google C...
https://officesuite9.broadviewnet.net/webadmin/MyKeyMapping.d
Broadview Networks
Program Memory Key Details
Select the Feature for the Memory Key from the drop-down list. Additional details may be required to complete the configuration.
When done select Save. Select Close Window if you don't want to make any changes.
The One Touch Speed Dial feature allows you to make a call to the number entered in the details box
Feature: One Touch Speed Dial
Label: Jose
*Details: 913554426117
Save
Close Window
Copyright

© 2012 Broadview Networks Holdings, Inc. Changes and Updates Are Easy 22 3 Clicks Most popular features can be created or changed with only 3 mouse clicks and in less than 10 seconds. 10 Secs. 22

Hot Desking	Call Coverage	Auto Attendant	Monitoring	Voicemail
Make and receive calls and use features from any phone.	Direct incoming calls to any phone and change locations anytime.	Allow callers to self-select from a menu how their call is routed.	Know when another employee is on the phone ready for calls.	Get notifications and messages from any phone, online or in e-mail.

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc.
Complete Feature Set
Account Codes
Auto-Attendant
Auto-Attendant – Nested
Auto-Generated Key Labels
Broadcast Groups
Business Quality Voice Lines
Call Coverage
Call Coverage - Incoming Call Routing
Call Detail Records
Call Display
Call Forward
Call Hold
Call Hunting (circular and linear)
Call Park/Retrieve
Call Permissions Profiles (by user)
Call Transfer
Caller ID with Name
Caller’s List (inbound & outbound)
Click-to-Call From OfficeSuite Web Portal
E911 Compliant
Extension Dialing (3 or 4 digit)
Headset Capable
Hot Desking
Intercom
Join/Leave Call Groups
Join/Merge Calls
Multiple CLID’s
Multiple Line Appearances
Music on Hold
Mute
My Phone Web Page
Online Management (user and tenant)
Online self-help documentation
Phone Directory - Employee
Phone Directory - External
Phone Key Profiles (by user type)
Power over Ethernet Phones
Private CLID’s
Programmable Keys
Redial
Redirect - Emergency Forwarding
Site Page (via speakerphone)
Speaker Phone (Standard and Executive)
Speed Dial, one-touch
Station Busy Lamp Indicator – Silent
Three-way Calling
Transfer Direct to Voice Mail
Visual Voice Mail Web Portal
Voice Mail
Voice Mail Auto-Forward all to e-mail ID
Voice Mail Message Waiting Indicator (MWI)
Voice Mail Return Call During VM Retrieval
Voice Mail, Forward to Co-Worker Ext.
Voice Mail, Out-Dial From Voice Mail
Voicemail Notification via e-mail or SMS
Zero Out of Voice Mail - personal target
Included Features
Additional Optional and Premium Features Available
23

WINNER
STEVIES 2011
FOR SALES & CUSTOMER SERVICE

COMMENDATION FOR HIGH QUALITY SERVICE
State of New York

INFONETICS RESEARCH

InformationWeek 500
2010 BUSINESS TECHNOLOGY INNOVATORS

CLOUD AWARDS - 2012 - WINNER

2011
TMC INTERNET TELEPHONY
PRODUCT OF THE YEAR

PEOPLE'S CHOICE
STEVIE® AWARDS
FOR FAVORITE NEW PRODUCTS

LEADERSHIP
TMC NGN
Next Generation Networks
2011
AWARD

TMC Cloud COMPUTING
EXCELLENCE AWARD 2011

TMC INTERNET TELEPHONY
2010 EXCELLENCE AWARD

IP Contact Center
2011 TMC
Technology Pioneer Award®

Product Of The Year 2010
TMC Unified COMMUNICATIONS

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc. Recognition and Awards TOP 10 SERVICE PROVIDER 2009 & 2010 & 2011 2010 & 2011 Awards for Innovation, Product Management, Sales and Support 24 24

© 2012 Broadview Networks Holdings, Inc. Financial Overview 25 * * * * * * * * *

$50
$40
$30
$20
$10
$0
(5.7%) Avg Q decline
(3.7%) Avg Q decline
$47.2
$44.1
$41.4
$39.2
$37.1
$35.2
$34.2
$32.7
$31.6
$30.4
$29.4
$27.8
$27.0
Q1'09
Q3'09
Q1'10
Q3'10
Q1'11
Q3'11
Q1'12

$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
11% CAGR
$504
$526
$542
$553
$570
$598
$606
$610
$626
$642
$656
$674
$692
Q1'09
Q3'09
Q1'10
Q3'10
Q1'11
Q3'11
Q1'12

$12
$10
$8
$6
$4
$2
$0
30% CAGR
$4.9
$5.4
$5.5
$5.8
$6.2
$6.6
$7.2
$7.8
$8.3
$9.0
$9.6
$10.1
$10.8
Q1'09
Q3'09
Q1'10
Q3'10
Q1'11
Q3'11
Q1'12

© 2012 Broadview Networks Holdings, Inc.
$122.0
$116.0
$111.8
$106.7
$105.7
$102.9
$100.4
$98.7
$98.4
$95.5
$93.4
$90.8
$88.5
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
$110.0
$120.0
$130.0
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
Revenue Drivers
Improving Trends
Traditional Voice Decline Slowing
Increasing Revenue per
Business Customer
Growth From Cloud
Total Revenue (1Q12) Approaching Inflection Point
Larger product set
Increased geographic sales reach
Continued MRR moving up-market
Increased utilization of web
marketing efforts
1Q 2012 Reflects $1.3 million
sequential drop in Carrier revenue –
improved sequential decline in Voice
& Data revenue

3Q’11 and 4Q’11 revenue trajectory directionally influenced by 3Q Verizon work stoppage and Hurricane Irene effects. However, management believes that no additional charges or financial reserveswere required as a result of these influences.

$600
$500
$400
$300
$200
$100
$0
$496.9
$456.5
$407.7
$378.2
$368.3
$241.7
$204.0
$166.1
$144.3
$136.6
$255.2
$252.5
$241.6
$233.9
$231.7
2008
2009
2010
2011
LTM Q1'12

$90
$75
$60
$45
$30
$15
$0
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
$71.0
$77.2
$69.9
$69.0
$66.1 (2)
14.3%
16.9%
17.1%
18.3%
17.9%
2008
2009
2010
2011
1Q12 LTM

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc.
Improved Revenue Composition-Stable EBITDA
Historical Adjusted EBITDA & Margins
(1)
Historical Revenue
2008 2011
Adj. EBITDA (1) :
Adj. EBITDA Margin:
4Q Revenue loss:
$71.0mm
14.3%
2.42%
$69.0mm
18.3%
1.74%
Enhanced Value of Customer Base
Revenue: $496.9mm $378.2mm
Avg. customer life: 3+ yrs 4+ yrs
Shifting revenue composition to
higher value-added services
Higher margin services
Greater % of revenue shifting to larger
clients, resulting in reduced churn
Increasing Profitability Margins
(1) Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation and retention costs, costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives.
(2) Orange reflects $0.4mm pro forma adjustment for reduction in force implemented in 1Q 2012, but not fully realized in quarter.

T1 & Cloud Account Revenue
Traditional Voice in T-1 Accounts
Other  Revenue
($Millions)

$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2009
2010
2011
Cloud Hosted Revenue - Retail
Other T1&IP Based Revenue - Retail
Retail POTS and Stand alone LD Revenue in T-1 Accounts
POTS / LD / DSL Unattached - Retail Revenue
All Other Revenue

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2009
2010
2011
Cloud Hosted Contribution
Other T1&IP Based Contribution
Retail POTS and Stand alone LD in t-1 Accounts Contribution
POTS / LD / DSL Unattached Contribution
All Other Contribution

© 2012 Broadview Networks Holdings, Inc.
Contribution Margin Analysis

Product Revenue Product Contribution
(1)
2009 2010 2011
Total Revenue $456.5 $407.7 $378.2
Less Direct Cost of Revenue $178.1 $149.0 $137.4
Total Contribution
(1)
$278.3 $258.7 $240.7
Less Shared Network Cost of Revenue $47.3 $44.8 $41.1
Gross Profit 231.0 213.8 199.7
Gross Margin 50.6% 52.5% 52.8%
(1)  "Contribution" defined as customer revenue less direct customer cost of revenue items including last mile and usage costs, but before any shared network costs and excluding all SG&A expenses such as customer acquisition and related sales and marketing costs, customer service costs and excluding all capital expenditure and software development costs.

$125
$100
$75
$50
$25
$0
$98.7
$98.4
$95.5
$93.4
$90.8
$88.5
$39.2
$39.3
$36.4
$35.0
$33.5
$31.7
$59.5
$59.1
$59.1
$58.4
$57.3
$56.9
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
25%
20%
15%
10%
5%
0%
$17.3
$18.0
$17.8
$17.3
$15.9
$15.9
17.6%
18.3%
18.6%
18.5%
17.5%
18.0%
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

$12
$10
$8
$6
$4
$2
$0
$6.7
$8.8
$8.5
$7.4
$5.4
$6.5
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

(1) Prior Periods Updated to Current Revenue Categories

$12
$10
$8
$6
$4
$2
$0
$10.6
$9.2
$9.3
$9.9
$10.5
$9.4
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

© 2012 Broadview Networks Holdings, Inc.
Quarterly Trend – Recurring Free Cash Flow
Quarterly Update
(2) Orange includes pro forma adjustment of $0.4mm for reduction in force and $0.8mm for employment tax normalization
(3) Free Cash Flow (“FCF”) defined as Adjusted EBITDA less Capital Expenditures
Capital Expenditures
($Millions)
Revenue
(1)
Adjusted EBITDA
(2)
Free Cash Flow
(2) (3)
Other Revenue
Traditional Voice in T-1 Accounts
T1 & Cloud Account Revenue

20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
14.3%
16.9%
17.1%
18.3%
17.9%
2008
2009
2010
2011
LTM Q1'12

20.0%
15.0%
10.0%
5.0%
0.0%
12.7%
16.5%
18.3%
17.9%
XOHO
CBEY
PAET
BVN

© 2012 Broadview Networks Holdings, Inc.
Strong Operating Performance
Strong financial performance driven by focused customer and product strategy
Increased revenue from more profitable, stickier T-1 & IP-based and cloud-based products
Consistent long term growth in adjusted EBITDA margin
EBITDA margins in-line with comparable public companies
Comparable Companies LTM EBITDA Margin
(1) (2) (3)
(1) LTM represents Last Twelve Months as of 3/31/2012, XOHO LTM as of 3/31/2011, CBEY LTM as of 12/31/11, PAET LTM as of 9/30/11.
(2) PAET LTM EBITDA margin pro forma for Cavalier and XETA.
(3) Comparable companies reflect public company comparables: Cbeyond, Inc. (CBEY), PAETEC Holding Corp. (PAET) and XO Holdings, Inc. (XOHO).
Consistent EBITDA and Above Average Margins Relative to Peer Group
Adjusted EBITDA Margin

© 2012 Broadview Networks Holdings, Inc.

Components of Debt
12/31/12 3/31/12
Revolving Credit Facility $17.1 $16.1
Capital Lease Obligations (incl. Current Portion) $4.6 $4.1
Senior Secured Notes (excl. Premium) $300.0 $300.0
Total Debt (excl. Premium) $321.7 $320.2
Premium on Senior Secured Notes $0.8 $0.5
Total Debt (incl. Premium) $322.6 $320.7
($ Millions) 12/31/11 3/31/12
Assets
Cash and Investments $38.9 $25.1
Accounts Receivable 33.1 30.6
Other Current Assets 9.9 11.0
Total Current Assets $81.9 $66.7
Gross P,P &E 247.6 253.5
Accumulated Depreciation (167.0) (174.8)
Property & Equipment, net 80.6 78.7
Goodwill 98.2 98.2
Intangible Assets, net 9.7 8.9
Other Assets 6.3 5.8
Total Assets $276.7 $258.3
Liabilities & Stockholders' Deficiency
Current Liabilities $53.1 $41.5
Current Portion of LTD 319.8 318.4
Total Current Liabilities $372.9 $360.0
Long Term Debt 0.0 0.0
Capital Leases 2.7 2.3
Other Liabilities 10.8 11.1
Total Liabilities $386.4 $373.4
Total Stockholders' Deficiency (109.7) (115.0)
Total Liabilities & Stockholders' Deficiency $276.7 $258.3
Balance Sheet

© 2012 Broadview Networks Holdings, Inc.
Top Down Run Rate – $66mm LTM Adjusted EBITDA at 3/31/12 less
$28mm LTM Capex less $35mm run rate interest = marginally cash flow positive (pre transaction cost and certain professional fees, settlements and other non-recurring items)
$25mm CIT revolver facility ($14mm outstanding as of today) matures on
August 1, 2012
Cash and Investments balance at 3/31/12: $25mm
Cash coupon of $17mm paid 3/1/12
Liquidity

© 2012 Broadview Networks Holdings, Inc. Conclusions & Closing Remarks 33 * * * * * * * * *

© 2012 Broadview Networks Holdings, Inc.
Leading Provider of Next-Generation Communications Solutions
Large & Diversified Customer Base
Recurring FCF and Increasing Profitability Margins
State-of-the-Art Network Infrastructure
Strong and Improving Key Operating Metrics
Experienced Management

Broadview Highlights
Reduce Leverage Provides Stable Platform to Capture New Opportunities

© 2012 Broadview Networks Holdings, Inc. Appendix: EBITDA Reconciliation 35 * * * * * * * * *

($ in Thousands)

	Fiscal Year Ended December 31,			Three Months Ended					
	2009	2010	2011	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012
				(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Statement of Operations Data:									
Revenues	$ 456,452	$ 407,704	$ 378,154	$ 98,668	$ 98,419	$ 95,537	$ 93,444	$ 90,754	$ 88,548
Cost of revenues (exclusive of depreciation and amortization)	225,431	193,860	178,500	46,981	45,837	45,028	43,853	43,782	43,052
Gross profit	231,021	213,844	199,654	51,687	52,582	50,509	49,591	46,972	45,496
Selling, general and administrative	154,722	148,917	132,460	34,874	34,770	32,813	33,360	31,517	31,613
Depreciation and amortization	49,922	44,085	39,653	9,932	9,781	9,987	9,941	9,944	9,301
Income (loss) from operations	26,377	20,842	27,541	6,881	8,031	7,709	6,290	5,511	4,582
Interest expense	(39,197)	(38,379)	(38,302)	(9,620)	(9,717)	(9,616)	(9,625)	(9,344)	(9,697)
Interest income	112	73	70	23	20	17	18	15	18
Other income (expense)	17	-	183	-	-	183	-	-	-
Loss before income taxes	(12,691)	(17,464)	(10,508)	(2,716)	(1,666)	(1,707)	(3,317)	(3,818)	(5,097)
Provision for income taxes	(1,179)	(1,288)	(1,347)	(237)	(372)	(319)	(382)	(274)	(248)
Net loss	$ (13,870)	$ (18,752)	$ (11,855)	$ (2,953)	$ (2,038)	$ (2,026)	$ (3,699)	$ (4,092)	$ (5,345)
Other Financial Data:									
EBITDA (1)	$ 76,316	$ 64,927	$ 67,377	$ 16,813	$ 17,812	$ 17,879	$ 16,231	$ 15,455	$ 13,883
Adjusted EBITDA (1)	77,202	69,913	69,039	17,317	18,006	17,812	17,317	15,904	14,705
Adjusted EBITDA margin	16.9%	17.1%	18.3%	17.6%	18.3%	18.6%	18.5%	17.5%	16.6%
Net loss	$ (13,870)	$ (18,752)	$ (11,855)	$ (2,953)	$ (2,038)	$ (2,026)	$ (3,699)	$ (4,092)	$ (5,345)
Interest expense	39,197	38,379	38,302	9,620	9,717	9,616	9,625	9,344	9,697
Interest income	(112)	(73)	(70)	(23)	(20)	(17)	(18)	(15)	(18)
Provision for income taxes	1,179	1,288	1,347	237	372	319	382	274	248
Depreciation and amortization	49,922	44,085	39,653	9,932	9,781	9,987	9,941	9,944	9,301
EBITDA	76,316	64,927	67,377	16,813	17,812	17,879	16,231	15,455	13,883
Costs associated with initial public offering (a)	-	3,669	-	-	-	-	-	-	-
Severance and related separation costs (b)	552	1,121	295	422	152	83	31	29	371
Professional fees related to strategic initiatives (c)	101	137	595	82	42	33	100	420	451
Costs associated with early termination of lease (d)	-	-	955	-	-	-	955	-	-
Share-based compensation (e)	233	59	-	-	-	-	-	-	-
Other Income	-	-	(183)	-	-	(183)	-	-	-
Adjusted EBITDA	77,202	69,913	69,039	17,317	18,006	17,812	17,317	15,904	14,705
Capital expenditures	(33,747)	(29,879)	(30,134)	(6,707)	(8,816)	(8,505)	(7,425)	(5,388)	(6,501)
Free Cash Flow (2)	$ 43,455	$ 40,034	$ 38,905	$ 10,610	$ 9,190	$ 9,307	$ 9,892	$ 10,516	$ 8,204

(a) Represents one-time, non-recurring costs associated with initial public offering.

(b) Relates primarily to guaranteed severance payments and employee health benefits.

(c) Represents expenses that management believes are not reflective of our core operations.

(d) Represents expenses that management believes are not reflective of our core operations.

(e) Represents non-cash expenses incurred as part of executive compensation.

(2) Free Cash Flow defined as Adjusted EBITDA less capital expenditures.

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc. Adjusted EBITDA Reconciliation 36